                                                                 EXHIBIT 3.24(b)

                         AMENDED AND RESTATED BY-LAWS

                                      OF

                        GREENVILLE RADIATION CARE, INC.

                                   ARTICLE I
                                   ---------

                                    OFFICES

     1.1  Registered Office.  The Corporation shall maintain a registered office
          -----------------
and registered agent in the State of Delaware.

     1.2  Other Offices.  In addition to its registered office, the Corporation
          -------------
may have such other offices as the Board of Directors may from time to time choose to establish. Such other offices may be located at any place within or without the State of Delaware.

                                  ARTICLE II
                                  ----------

                             STOCKHOLDER MEETINGS

     2.1  Annual Meetings.  The annual meeting of the stockholders shall be held
          ---------------
at the principal office of the Corporation on the first Tuesday of August in each year for the purpose of electing directors for the ensuing year and for the transaction of such other business as may properly come before the meeting. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. The date, time and/or place of the annual meeting may be changed by resolution of the Board of Directors, provided that such new date, time and/or place shall be specified in the notice of the meeting provided in accordance with these By-Laws.

     2.2  Special Meetings.  Special meetings of the stockholders for any
          ----------------
purpose(s) may be called at any time upon written request to the Secretary by the President, by a majority of the Board of Directors, or by the holders of a majority of all the shares outstanding and entitled to vote at the special meeting. Upon receipt of such written request, the Secretary shall, at the expense of the Corporation, call a special meeting of the stockholders by giving notice in the manner prescribed in these By-Laws. The special meeting shall be held at such place, either within or without the State of Delaware, and at such date and time, as shall be specified in the notice of the meeting. No business shall be transacted at any special meeting of the stockholders except that specifically designated in the notice of the meeting.

     2.3  Notice of Meetings.  Not less than ten (10) nor more than sixty (60)
          ------------------
days before the date of every stockholders' meeting, the Secretary shall give to each stockholder of record on the record date as determined in accordance with these By-Laws, written notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise required by statute, the purpose(s) for which the meeting is called. Notice shall be deemed given when personally delivered to the stockholder or when deposited in the United States mail, first-class postage prepaid, addressed to the stockholder at his last known business or residence address as it appears on the records of the Corporation.

     2.4  Record Date.  So that the Corporation may determine the stockholders
          -----------
entitled to notice of and/or to vote at any meeting of stockholders, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for any other lawful purpose, the Board of Directors may fix in advance a record date, which date shall be not more than sixty (60) nor less than ten (10) days prior to the date of such meeting or the taking of such action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors shall fix a new record date for the adjourned meeting.

     2.5  List of Stockholders of Record.  Prior to each stockholders' meeting,
          ------------------------------
the Secretary or an Assistant Secretary shall prepare an accurate and complete list in alphabetical order of the stockholders of record entitled to vote at the meeting, indicating the address of each and the number of shares held by each. The list of stockholders of record shall be open to examination by any stockholder during regular business hours for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place where the meeting is to be held. The list shall also be produced and kept open at the meeting for inspection by any stockholder present.

     2.6  Quorum.  Except as otherwise required by law, the Certificate of
          ------
Incorporation or these By-Laws, the presence in person or by proxy of the holders of record of shares entitled to cast a majority of the votes entitled to be cast at the meeting, shall constitute a quorum at such meeting. In case a quorum shall not be present at any meeting, a majority in interest of stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

     2.7  Voting.  Each outstanding share of common stock (unless restricted)
          ------
shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the stockholders. A majority of the votes cast at a meeting of the stockholders duly-called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which has properly come before the meeting, unless more or less than a majority of votes cast is required by statute, the Certificate of Incorporation or these By-Laws. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

     2.8  Proxies.  At all meetings of stockholders, a stockholder may vote by
          -------
written proxy, dated and executed by the stockholder or by his duly-authorized attorney-in-fact. No proxy shall be valid for more than three (3) years from the date of its execution unless otherwise specifically stated in the proxy.

     2.9  Voting of Shares by Certain Holders.  Shares standing in the name of
          -----------------------------------
another corporation, if entitled to vote, may be voted by such officer, agent or proxy as the By-Laws of the corporate stockholder shall prescribe or, in the absence of a controlling bylaw, as the board of directors of the corporate stockholder shall determine, provided that a certified copy of the by-law or board resolution is presented to the Secretary prior to the meeting. Any fiduciary may vote shares standing in his name as a fiduciary, either in person or by proxy. Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     2.10  Action Without a Meeting.  Unless otherwise provided by the
           ------------------------
Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III
                                  -----------

                              BOARD OF DIRECTORS

     3.1  General  Powers.  The business and affairs of the Corporation shall be
          ---------------
managed by its Board of Directors and, except as expressly provided by statute, the Certificate of Incorporation or these By-Laws, all the powers of the Corporation shall be vested in the Board of Directors. The phrase "whole board" refers to the total number of directors which the Corporation would have if there were no vacancies.

     3.2  Number, Election and Tenure.  The initial Board of Directors shall
          ---------------------------
consist of one (1) person. Thereafter, the number of directors constituting the whole board shall be at least one (1). Subject to the foregoing, the number of directors constituting the whole board may be increased or decreased from time to time by action of the stockholders or the Board of Directors. Directors shall be elected at the annual meeting of the stockholders to succeed the directors whose terms have expired and to fill any vacancies then existing. The term of office of each director shall be from the time of his election and qualification until the annual meeting of stockholders next succeeding his election and until his successor shall have been duly elected and shall have qualified. The Board of Directors shall keep minutes of their meetings and a full account of their transactions. A director need not be a stockholder or a resident of the State of Delaware.

     3.3  Annual Meetings.  The annual meeting of the Board of Directors shall
          ---------------
be held immediately following the adjournment of the annual meeting of the stockholders, for the purpose of appointing officers for the ensuing year, and for the transaction of such other business as may come before the meeting. Any lawful business may be transacted at the annual meeting of the Board of Directors whether or not specifically designated in the notice of the meeting.

     3.4  Special Meetings.  Special meetings of the Board of Directors may be
          ----------------
called at any time upon written request to the Secretary by the President or by a majority of the Board of Directors. Upon receipt of such written request, the Secretary shall, at the expense of the Corporation, call a special meeting of the Board of Directors by giving notice to each director in the manner prescribed by these By-Laws. The special meeting shall be held at such place, date and time as shall be stated in the notice of the meeting. No business shall be transacted at any special meeting of the Board of Directors except that specifically designated in the notice of the meeting.

     3.5  Notice of Meetings.  Not less than ten (10) nor more than sixty (60)
          ------------------
days before the date of every meeting of the Board of Directors, the Secretary shall give to each director written notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise required by statute, the purpose(s) for which the meeting is called. Notice shall be deemed given when personally delivered to the director or when deposited in the United States mail, first-class postage prepaid, addressed to the director at his last known business or residence address as it appears on the records of the Corporation.

     3.6  Participation by Telephone, Etc.  Members of the Board of Directors
          -------------------------------
and any committee created thereby may participate in any meeting of the Board of Directors or such committee by conference telephone or by any other means of communication by which all persons participating in the meeting are able to hear one another, and such participation shall constitute presence in person at the meeting.

     3.7  Quorum.  A majority of the Board of Directors shall constitute a
          ------
quorum for the transaction of business at any meeting of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting so adjourned.

     3.8  Voting.  Each director shall be entitled to one (1) vote upon each
          ------
matter submitted to a vote at a meeting of the Board of Directors. A majority of the votes cast at a meeting of the Board of Directors, duly-called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which has properly come before the meeting, unless more than a majority of votes cast is required by statute, the Certificate of Incorporation or these By-Laws.

     3.9  Removal.  Except as otherwise provided by statute or the Certificate
          -------
of Incorporation, at any special meeting of the stockholders,, duly-called and at which a quorum is present, any director may be removed from office, with or without cause, by the vote of a majority of all the shares then outstanding and entitled to vote, and at such meeting another director may be elected to serve during the unexpired term of the removed director by majority vote of the shares present at the meeting in person or by proxy.

     3.10 Vacancies.  Any vacancy occurring in the Board of Directors by reason
          ---------
of the death, disability or resignation of any director, or by the removal of any director without the

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election of another to take his place, may be filled by the remaining directors though less than a quorum, at a special meeting called for that purpose. The new director so elected shall serve for the unexpired term of his predecessor or until his successor is duly elected. Any vacancy created by reason of an increase in the number of directors may be filled by the stockholders at their next annual meeting or at a special meeting called for that purpose.

     3.11 Resignations.  Any director, member of a committee or other officer
          ------------
may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time is specified, when the notice is received by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     3.12 Committees.  The Board of Directors may, by resolution passed by a
          ----------
majority of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. To the extent provided in the resolution, any such committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the corporate seal to be affixed to all papers which may require it.

     3.13 Compensation.  Directors shall not receive any stated salary for their
          ------------
services as directors or as members of committees, but by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and from receiving compensation therefor.

     3.14 Action Without a Meeting.  Any action required or permitted to be
          ------------------------
taken at any meeting of the Board of Directors or any committee-thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                  ARTICLE IV
                                  ----------

                                   OFFICERS

     4.1  Title, Appointment and Tenure.  The officers of the Corporation shall
          -----------------------------
be a President, a Treasurer and a Secretary, all of whom shall be appointed by the Board of Directors and all of whom shall hold office until their successors are duly appointed and qualified. In addition, the Board of Directors may elect a Chairman of the Board, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem necessary or appropriate for the proper conduct of the business of the Corporation. No officer need be a director of the Corporation.

     4.2  Other Officers and Agents.  The Board of Directors may appoint such
          -------------------------
other officers and agents as they deem advisable. Such other officers and agents shall serve for such terms and exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

     4.3  Chairman of the Board.  The Chairman of the Board of Directors shall
          ---------------------
be a member of the Board, shall preside at all meetings of the Board of Directors, and shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     4.4  President.  The President shall be the chief executive officer of the
          ---------
Corporation and shall be primarily responsible for the implementation of the policies of the Board of Directors. He shall have authority over the general management and direction of the business and operations of the Corporation, subject only to the ultimate authority of the Board of Directors. He shall preside at all meetings of the stockholders. He may sign and execute, on behalf of the Corporation, share certificates, deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof has been expressly delegated by the Board of Directors to some other officer or agent of the Corporation, or is required by law to be otherwise signed or executed. If the Corporation shall not have a Chairman of the Board, the President shall preside at meetings of the Board of Directors.

     4.5  Vice President.  The Board of Directors may appoint one or more Vice
          --------------
Presidents with the authority to perform such duties as may be assigned to them by the President or the Board of Directors. In the absence of the President, the Vice President shall perform all the duties of the President, and when so acting shall have the powers of the President.

     4.6  Treasurer and Assistant Treasurers.  The Treasurer shall have custody
          ----------------------------------
of corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse funds of the Corporation as ordered by the Board of Directors or the President, taking proper vouchers for such disbursements. He shall render to the President and the Board of Directors on demand, an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, in general, perform all duties incident to the office of Treasurer, and such other duties as shall be assigned to him by the Board of Directors or the President. If required by the Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with surety as the Board shall prescribe.

     Any Assistant Treasurers appointed by the Board of Directors, in the order of their seniority, shall in the absence or disability of the Treasurer perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors, the President or the Treasurer shall prescribe.

     4.7  Secretary and Assistant Secretaries. The Secretary shall give, or
          -----------------------------------
cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws. In his absence, refusal or neglect to do so, such notices may be given by any person so directed by the President, the Board of Directors, or the stockholders upon whose requisition the meeting was called as provided in these By-Laws. The Secretary shall keep minutes of the meetings of the stockholders and directors of the Corporation in one or more books provided for that purpose, and shall, in general, perform all duties incident to the office of Secretary, and such other duties as may be assigned to him by the Board of Directors or the

President. He shall have custody of the corporate seal, affix it to all instruments requiring it when authorized by the Board of Directors or the President, and attest the same.

     Any Assistant Secretaries elected by the Board of Directors, in order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors, the President or the Secretary shall prescribe.

     4.8  Compensation.  The Board of Directors shall have authority to fix the
          ------------
compensation of all officers of the Corporation. No officer shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation.

     4.9  Holding More Than One Office.  One person may be appointed to two or
          ----------------------------
more offices, but no one shall be both President and Vice President, nor may anyone execute, acknowledge or verify any instrument in more than one capacity.

     4.10 Removal.  Any officer may be removed by the Board of Directors
          -------
whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                                   ARTICLE V
                                   ---------

                              STOCK CERTIFICATES

     5.1  Stock Certificates.  Each stockholder shall be entitled to a
          ------------------
certificate or certificates representing the number, kind, class and par value of shares of the capital stock of the Corporation owned by him. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and counter-signed by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and shall be sealed with the corporate seal. The signatures may be either manual or facsimile. Any certificate representing shares which are restricted or limited as to their transferability or voting rights, which are preferred or limited as to dividends or as to their share of the assets upon liquidation, or which are redeemable at the option of the Corporation, shall state upon its face that such shares are restricted, preferred, limited or redeemable and on the face or back thereof shall have either a full statement of such restriction, preference, limitation or redemption right or a summary thereof and a statement that the Corporation will furnish to any stockholder upon request and without charge a full statement.

     5.2  Transfer of Stock.  Upon surrender to the Secretary or to a duly-
          -----------------
appointed transfer agent of a certificate representing the ownership of stock in the Corporation, endorsed or accompanied by proper evidence of assignment or authority to transfer, it shall be the duty of the Secretary or such transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate, and to record the transfer upon the stock transfer records of the Corporation. The Corporation shall be entitled to treat the holder of record of any shares of stock as the holder in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

     5.3  Lost Certificate.  The Board of Directors may authorize the issuance
          ----------------
of a new certificate to replace any certificate which is alleged to have been stolen, lost or destroyed. When authorizing the issuance of any replacement certificate, the Board of Directors may, as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate to deliver an affidavit of that fact, and to deposit with the Corporation a bond in such form and amount and with such surety as the Board of Directors may deem appropriate, to indemnify the Corporation against any loss or claim which may arise as a result of the issuance of the replacement certificate.

     5.4  Dividends.  Subject to the provisions of the Certificate of
          ---------
Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the capital stock of the Corporation. Dividends may be paid in cash, property or shares of the capital stock of the Corporation. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sums as the Board of Directors shall in its discretion deem proper for working capital, a reserve to meet contingencies or such other purposes as the Board of Directors shall deem to be in the best interests of the Corporation.

                                  ARTICLE VI
                                  ----------

                                 MISCELLANEOUS

     6.1  Seal.  The corporate seal shall be circular in form and shall contain
          ----
the name of the Corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE". The seal may be used by causing it or a facsimile to be impressed, affixed or reproduced.

     6.2  Fiscal Year.  The fiscal year of the Corporation shall close on such
          -----------
date as the Board of Directors may from time to time determine and specify by resolution, provided that in the absence of any contrary determination by the Board of Directors the fiscal year shall close on March 31st.

     6.3  Checks.  All checks, drafts or other orders for the payment of money,
          ------
notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     6.4  Waiver of Notice.  Whenever any notice is required by statute, the
          ----------------
Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The attendance by any person at any meeting shall constitute a waiver of notice of such meeting, except when such person attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called or convened.

     6.5  Amendments of the By-Laws.  Except as otherwise provided by statute or
          -------------------------
the Certificate of Incorporation, the power to amend, alter, or repeal these By-laws and to adopt new By-laws may be exercised by the Board of Directors or by the stockholders.

                                    BY-LAWS
                                    -------

                                      OF
                                      --

                        GREENVILLE RADIATION CARE, INC.
                        -------------------------------

                                   ARTICLE I
                                   ---------

                                    OFFICES

     1.1  Registered Office.  The Corporation shall maintain a registered office
          -----------------
and registered agent in the State of Delaware.

     1.2  Other Offices.  In addition to its registered office, the Corporation
          -------------
may have such other offices as the Board of Directors may from time to time choose to establish. Such other offices may be located at any place within or without the State of Delaware.

                                  ARTICLE II
                                  ----------

                             STOCKHOLDER MEETINGS

     2.1  Annual Meetings.  The annual meeting of the stockholders shall be held
          ---------------
at the principal office of the Corporation on the second Tuesday of April in each year for the purpose of electing directors for the ensuing year and for the transaction of such other business as may properly come before the meeting. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. The date, time and/or place of the annual meeting may be changed by resolution of the Board of Directors, provided that such new date, time and/or place shall be specified in the notice of the meeting provided in accordance with these By-Laws.

     2.2  Special Meetings.  Special meetings of the stockholders for any
          ----------------
purpose(s) may be called at any time upon written request to the Secretary by the President, by a majority of the Board of Directors, or by the holders of a majority of all the shares outstanding and entitled to vote at. the special meeting. Upon receipt of such written request., the Secretary shall, at the expense of the Corporation, call a special meeting of the stockholders by giving notice in the manner prescribed in these By-Laws. The special meeting shall be held at such place, either within or without the State of Delaware, and at such date and time, as shall be specified in the notice of the meeting. No business shall be transacted at any special meeting of the stockholders except that specifically designated in the notice of the meeting.

     2.3  Notice of Meetings.  Not less than ten (10) nor more than sixty (60)
          ------------------
days before the date of every stockholders' meeting, the Secretary shall give to each stockholder of record on the record date as determined in accordance with these By-Laws, written notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise required by statute, the purpose(s) for which the meeting is called. Notice shall be deemed given when personally delivered to the stockholder or when deposited in the United States mail, first-class postage prepaid, addressed to the stockholder at his last known business or residence address as it appears on the records of the Corporation.

     2.4  Record Date.  So that the Corporation may determine the stockholders
          -----------
entitled to notice of and/or to vote at any meeting of stockholders, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for any other lawful purpose, the Board of Directors may fix in advance a record date, which date shall be not more than sixty (60) nor less than ten (10) days prior to the date of such meeting or the taking of such action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors shall fix a new record date for the adjourned meeting.

     2.5  List of Stockholders of Record.  Prior to each stockholders' meeting,
          ------------------------------
the Secretary or an Assistant Secretary shall prepare an accurate and complete list in alphabetical order of the stockholders of record entitled to vote at the meeting, indicating the address of each and the number of shares held by each. The list of stockholders of record shall be open to examination by any stockholder during regular business hours for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place where the meeting is to be held. The list shall also be produced and kept open at the meeting for inspection by any stockholder present.

     2.6  Quorum.  Except as otherwise required by law, the Certificate of
          ------
Incorporation or these By-Laws, the presence in person or by proxy of the holders of record of shares entitled to cast a majority of the votes entitled to be cast at the meeting, shall constitute a quorum at such meeting. In case a quorum shall not be present at any meeting, a majority in interest of stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until the requisite amount of stock entitled to vote shall he present. At any adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

     2.7  Voting.  Each outstanding share of common stock (unless restricted)
          ------
shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the stockholders. A majority of the votes cast at a meeting of the stockholders duly-called and at which a quorum is present shall, he sufficient to take or authorize action upon any matter which has properly come before the meeting, unless more or less than a majority of votes cast is required by statute, the Certificate of Incorporation or these By-Laws. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

     2.8  Proxies.  At all meetings of stockholders, a stockholder may vote by
          -------
written proxy, dated and executed by the stockholder or by his duly-authorized attorney-in-fact. No proxy shall be valid for more than three (3) years from the date of its execution unless otherwise specifically stated in the proxy.

     2.9  Voting of Shares by Certain Holders.  Shares standing in the name of
          -----------------------------------
another corporation, if entitled to vote, may be voted by such officer, agent or proxy as the By-Laws of the corporate stockholder shall prescribe or, in the absence of a controlling bylaw, as the board of directors of the corporate stockholder shall determine, provided that a certified copy of the by-law or board resolution is presented to the Secretary prior to the meeting. Any fiduciary may vote shares standing in his name as a fiduciary, either in person or by proxy. Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     2.10 Action Without a Meeting.  Unless otherwise provided by the
          ------------------------
Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III
                                  -----------
                              BOARD OF DIRECTORS

     3.1  General Powers.  The business and affairs of the Corporation shall be
          --------------
managed by its Board of Directors and, except as expressly provided by statute, the Certificate of Incorporation or these By-Laws, all the powers of the Corporation shall be vested in the Board of Directors. The phrase "whole board" refers to the total number of directors which the Corporation would have if there were no vacancies.

     3.2  Number, Election and Tenure.  The initial Board of Directors shall
          ---------------------------
consist of two (2) persons. Thereafter, the number of directors constituting the whole board shall be at least one (1). Subject to time foregoing, the number of directors constituting the whole hoard may be increased or decreased from time to time by action of the stockholders or the Board of Directors. Directors shall be elected at the annual meeting of the stockholders to succeed the directors whose terms have expired and to fill any vacancies then existing. The term of office of each director shall be from the time of his election and qualification until the annual meeting of stockholders next succeeding his election and until his successor shall have been duly elected and shall have qualified. The Board of Directors shall keep minutes of their meetings and a full account of their transactions. A director need not be a stockholder or a resident of the State of Delaware.

     3.3  Annual Meetings. The annual meeting of the Board of Directors shall be
          ---------------
held immediately following the adjournment of the annual meeting of the stockholders, for the purpose of appointing officers for the ensuing year, and for the transaction of such other business as may come before the meeting. Any lawful business may be transacted at the annual meeting of the Board of Directors whether or not specifically designated in the notice of the meeting.

     3.4  Special Meetings.  Special meetings of the Board of Directors may be
          ----------------
called at any time upon written request to the Secretary by the President or by a majority of the Board of Directors. Upon receipt of such written request, the Secretary shall, at the expense of the Corporation, call a special meeting of the Board of Directors by giving notice to each director in the manner prescribed by these By-Laws. The special meeting shall be held at such place, date and time as shall be stated in the notice of the meeting. No business shall be transacted at any special meeting of the Board of Directors except that specifically designated in the notice of the meeting.

     3.5  Notice of Meetings.  Not less than ten (10) nor more than sixty (60)
          ------------------
days before the date of every meeting of the Board of Directors, the Secretary shall give to each director written notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise required by statute, the purpose(s) for which the meeting is called. Notice shall be deemed given when personally delivered to the director or when deposited in the United States mail, first-class postage prepaid, addressed to the director at his last known business or residence address as it appears on the records of the Corporation.

     3.6  Participation by Telephone, Etc.  Members of the Board of Directors
          -------------------------------
and any committee created thereby may participate in any meeting of the Board of Directors or such committee by conference telephone or by any other means of communication by which all persons participating in the meeting are able to hear one another, and such participation shall constitute presence in person at the meeting.

     3.7  Quorum.  A majority of the Board of Directors shall constitute a
          ------
quorum for the transaction of business at any meeting of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting so adjourned.

     3.8  Voting.   Each director shall be entitled to one (1) vote upon each
          ------
matter submitted to a vote at a meeting of the Board of Directors. A majority of the votes cast at a meeting of the Board of Directors, duly-called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which has properly come before the meeting, unless more than a majority of votes cast is required by statute, the Certificate of Incorporation or these By-Laws.

     3.9  Removal.  Except as otherwise provided by statute or the Certificate
          -------
of Incorporation, at any special meeting of the stockholders, duly-called and at which a quorum is present, any director may be removed from office, with or without cause, by the vote of a majority of all the shares then outstanding and entitled to vote, and at such meeting another director may be elected to serve during the unexpired term of the removed director by majority vote of the shares present at the meeting in person or by proxy.

     3.10 Vacancies.  Any vacancy occurring in the Board of Directors by reason
          ---------
of the death, disability or resignation of any director, or by the removal of any director without the election of another to take his place, may be filled by the remaining directors though less than a quorum, at a special meeting called for that purpose. The new director so elected shall serve for the unexpired term of his predecessor or until his successor is duly elected. Any vacancy created by reason of an increase in the number of directors may be filled by the stockholders at their next annual meeting or at a special meeting called for that purpose.

     3.11 Resignations.  Any director, member of a committee or other officer
          ------------
may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time is specified, when the notice is received by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     3.12 Committees.  The Board of Directors may, by resolution passed by a
          ----------
Committees. The Board of Directors may, by resolution passed by a The Board of Directors may, by resolution passed by a Committees. The Board of Directors may, by resolution passed by a majority of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. To the extent provided in the resolution, any such committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the corporate seal to be affixed to all papers which may require it.

     3.13 Compensation.  Directors shall not receive any stated salary for their
          ------------
services as directors or as members of committees, but by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and from receiving compensation therefor.

     3.14 Action Without a Meeting. Any action required or permitted to be taken
          ------------------------
at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may he, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                  ARTICLE IV
                                  ----------

                                   OFFICERS

     4.1  Title, Appointment and Tenure.  The officers of the Corporation shall
          -----------------------------
be a President, a Treasurer and a Secretary, all of whom shall be appointed by the Board of Directors and all, of whom shall hold office until their successors are duly appointed and qualified. In addition, the Board of Directors may elect a Chairman of the Board, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem necessary or appropriate for the proper conduct of the business of the Corporation. No officer need be a director of the Corporation.

     4.2  Other Officers and Agents.  The Board of Directors may appoint such
          -------------------------
other officers and agents as they deem advisable. Such other officers and agents shall serve for such terms and exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

     4.3  Chairman of the Board.  The Chairman of the Board of Directors shall
          ---------------------
be a member of the Board, shall preside at all meetings of the Board of Directors, and shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     4.4  President.  The President shall he the chief executive officer of the
          ---------
Corporation and shall be primarily responsible for the implementation of the policies of the Board of Directors. He shall have authority over the general management and direction of the business and operations of the Corporation, subject only to the ultimate authority of the Board of Directors. He shall preside at all meetings of the stockholders. He may sign and execute, on behalf of the Corporation, share certificates, deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof has been expressly delegated by the Board of Directors to some other officer or agent of the Corporation, or is required by law to be otherwise signed or executed. If the Corporation shall not have a Chairman of the Board, the President shall preside at meetings of the Board of Directors.

     4.5  Vice President.  The Board of Directors may appoint one or more Vice
          --------------
Presidents with the authority to perform such duties as may be assigned to them by the President or the Board of Directors. In the absence of the President, the Vice President shall perform all the duties of the President, and when so acting shall have the powers of the President.

     4.6  Treasurer and Assistant Treasurers.  The Treasurer shall have custody
          ----------------------------------
of corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse funds of the Corporation as ordered by the Board of Directors or the President, taking proper vouchers for such disbursements. He shall render to the President and the Board of Directors on demand, an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, in general, perform all duties incident to the office of Treasurer, amid such other duties as shall be assigned to him by the Board of Directors or the President. If required by the Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with surety as the Board shall prescribe.

     Any Assistant Treasurers appointed by the Board of Directors, in the order of their seniority, shall in the absence or disability of the Treasurer perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors, the President or the Treasurer shall prescribe.

     4.7  Secretary and Assistant Secretaries.  The Secretary shall give, or
          -----------------------------------
cause to be given, notice of all meetings of stockholders arid directors, and all other notices required by law or by these By-Laws. In his absence, refusal or neglect to do so, such notices may be given by any person so directed by the President, the Board of Directors, or the stockholders upon whose requisition the meeting was called as provided in these By-Laws. The Secretary shall keep minutes of the meetings of the stockholders and directors of the Corporation in one or more books provided for that purpose, arid shall, in general, perform all duties incident to the office of Secretary, and such other duties as may be assigned to him by the Board of Directors or the President. He shall have custody of the corporate seal, affix it to all instruments requiring it when authorized by the Board of Directors or the President, and attest the same.

     Any Assistant Secretaries elected by the Board of Directors, in order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors, the President or the Secretary shall prescribe.

     4.8  Compensation.  The Board of Directors shall have authority to fix the
          ------------
compensation of all officers of the Corporation. No officer shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation.

     4.9  Holding More Than One Office.  One person may be appointed to two or
          ----------------------------
more offices, but no one shall be both President and Vice President, nor may anyone execute, acknowledge or verify any instrument in more than one capacity.

     4.10 Removal.  Any officer may be removed by the Board of Directors
          -------
whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                                   ARTICLE V
                                   ---------

                              STOCK CERTIFICATES

     5.1  Stock Certificates.  Each stockholder shall be entitled to a
          ------------------
certificate or certificates representing the number, kind, class and par value of shares of the capital stock of the Corporation owned by him. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and counter-signed by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and shall be sealed with the corporate seal. Time signatures may be either manual or facsimile. Any certificate representing shares which are restricted or limited as to their transferability or voting rights, which are preferred or limited as to dividends or as to their share of the assets upon liquidation, or which are redeemable at the option of the Corporation, shall state upon its face that such shares are restricted, preferred, limited or redeemable and on the face or back thereof shall have either a full statement of such restriction, preference, limitation or redemption right or a summary thereof and a statement that the Corporation will furnish to any stockholder upon request and without charge a full statement.

     5.2  Transfer of Stock.  Upon surrender to the Secretary or to a duly-
          -----------------
appointed transfer agent of a certificate representing the ownership of stock in the Corporation, endorsed or accompanied by proper evidence of assignment or authority to transfer, it shall be the duty of the Secretary or such transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate, and to record the transfer upon the stock transfer records of the Corporation. The Corporation shall he entitled to treat the holder of record of any shares of stock as the holder in fact amid shall not be hound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

     5.3  Lost Certificate.  The Board of Directors may authorize the issuance
          ----------------
of a new certificate to replace any certificate which is alleged to have been stolen, lost or destroyed. When authorizing the issuance of any replacement certificate, the Board of Directors may, as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate to deliver an affidavit of that fact, and to deposit with the Corporation a bond in such form and amount and with such surety as the Board of Directors may deem appropriate, to indemnify the Corporation against any loss or claim which may arise as a result of the issuance of the replacement certificate.

     5.4  Dividends.  Subject to the provisions of the Certificate of
          ---------
Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the capital stock of the Corporation. Dividends may be paid in cash, property or shares of the capital stock of the Corporation. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sums as the Board of Directors shall in its discretion deem proper for working capital, a reserve to meet contingencies or such other purposes as the Board of Directors shall deem to be in the best interests of the Corporation.

                                  ARTICLE VI
                                  ----------

                                 MISCELLANEOUS

     6.1  Seal.  The corporate seal shall he circular in form and shall contain
          ----
the name of the Corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE". The seal may be used by causing it or a facsimile to be impressed, affixed or reproduced.

     6.2  Fiscal Year.  The fiscal year of the Corporation shall close on such
          -----------
date as the Board of Directors may from time to time determine and specify by resolution, provided that in the absence of any contrary determination by the Board of Directors the fiscal year shall close on September 30th.

     6.3  Checks.  All checks, drafts or other orders for the payment of money,
          ------
notes or other evidences of indebtedness issued in the name of the Corporation shall he signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the of Directors.

     6.4  Waiver of Notice.  Whenever any notice is required by statute, the
          ----------------
Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The attendance by any person at any meeting shall constitute a waiver of notice of such meeting, except when such person attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called or convened.

     6.5  Amendments of the By-Laws.  Except as otherwise provided by statute or
          -------------------------
the Certificate of Incorporation, the power to amend, alter, or repeal these By-laws and to adopt new By-laws may be exercised by the Board of Directors or by the stockholders.

                                       17